                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's WeShare Stock Option Plan, hereby constitutes and appoints Frederick R. Reed and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 29th day of July, 1999.



                                                    /s/ R. David Thomas
                                                    ----------------------------
                                                    R. David Thomas

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's WeShare Stock Option Plan, hereby constitutes and appoints Frederick R. Reed and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 29th day of July, 1999.



                                                    /s/ Gordon F. Teter
                                                    ----------------------------
                                                    Gordon F. Teter

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's WeShare Stock Option Plan, hereby constitutes and appoints Frederick R. Reed and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 29th day of July, 1999.



                                                    /s/ Frederick R. Reed
                                                    ----------------------------
                                                    Frederick R. Reed

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's WeShare Stock Option Plan, hereby constitutes and appoints Frederick R. Reed and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 29th day of July, 1999.



                                                    /s/ Ronald E. Musick
                                                    ----------------------------
                                                    Ronald E. Musick

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's WeShare Stock Option Plan, hereby constitutes and appoints Frederick R. Reed and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 29th day of July, 1999.



                                                    /s/ Lawrence A. Laudick
                                                    ----------------------------
                                                    Lawrence A. Laudick

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's WeShare Stock Option Plan, hereby constitutes and appoints Frederick R. Reed and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 29th day of July, 1999.



                                                    /s/ W. Clay Hamner
                                                    ----------------------------
                                                    W. Clay Hamner

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's WeShare Stock Option Plan, hereby constitutes and appoints Frederick R. Reed and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 29th day of July, 1999.



                                                    /s/ Ernest S. Hayeck
                                                    ----------------------------
                                                    Ernest S. Hayeck

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's WeShare Stock Option Plan, hereby constitutes and appoints Frederick R. Reed and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 29th day of July, 1999.



                                                    /s/ Janet Hill
                                                    ----------------------------
                                                    Janet Hill

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's WeShare Stock Option Plan, hereby constitutes and appoints Frederick R. Reed and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 29th day of July, 1999.



                                                    /s/ Paul D. House
                                                    ----------------------------
                                                    Paul D. House

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's WeShare Stock Option Plan, hereby constitutes and appoints Frederick R. Reed and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 29th day of July, 1999.



                                                    /s/ Ronald V. Joyce
                                                    ----------------------------
                                                    Ronald V. Joyce

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's WeShare Stock Option Plan, hereby constitutes and appoints Frederick R. Reed and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 29th day of July, 1999.



                                                    /s/ Thomas F. Keller
                                                    ----------------------------
                                                    Thomas F. Keller

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's WeShare Stock Option Plan, hereby constitutes and appoints Frederick R. Reed and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 29th day of July, 1999.



                                                    /s/ True H. Knowles
                                                    ----------------------------
                                                    True H. Knowles

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's WeShare Stock Option Plan, hereby constitutes and appoints Frederick R. Reed and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 29th day of July, 1999.



                                                    /s/ Andrew G. McCaughey
                                                    ----------------------------
                                                    Andrew G. McCaughey

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's WeShare Stock Option Plan, hereby constitutes and appoints Frederick R. Reed and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 29th day of July, 1999.



                                                    /s/ Fielden B. Nutter, Sr.
                                                    ----------------------------
                                                    Fielden B. Nutter, Sr.

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's WeShare Stock Option Plan, hereby constitutes and appoints Frederick R. Reed and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 29th day of July, 1999.



                                                    /s/ James V. Pickett
                                                    ----------------------------
                                                    James V. Pickett